 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 9, 2008

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	000-6669	13-1950672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road, Suite E Pompano Beach, FL	33064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(954) 419-9544

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On Monday, December 15, 2008, the Company issued a press release announcing its results of operations for the fiscal year ended September 30, 2008.  A copy of the press release is attached as Exhibit 99.1.

More complete information relating to results of operations is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, filed with the Commission on December 16, 2008.

Item 5.02(E) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On Tuesday, December 9, 2008, the Compensation Committee of the Board of Directors of Forward Industries, Inc. (the "Company") approved the terms of performance-based targets that will determine the amount, if any, of non-equity incentive (bonus) compensation that can be earned in respect of the fiscal year ending September 30, 2009 (“Fiscal 2009”), by the Company's Named Executive Officers pursuant to their respective employment agreements.

Douglas W. Sabra, President (chief executive officer) and Acting Chairman of the Board, will be entitled to earn bonus compensation to the extent of 5% of operating income (exclusive of “other income (expense”)), if any, recorded by the Company in Fiscal 2009.  James O. McKenna, Vice President and Chief Financial Officer, will be entitled to earn bonus compensation to the extent of 2% of operating income (exclusive of “other income (expense”)), if any, recorded by the Company in Fiscal 2009.  In addition, Messrs. Sabra and McKenna may be entitled to bonus based on achievement of one or more of operational, financial, execution, or other goals at the end of Fiscal 2009, in the discretion of the Committee.

On Tuesday, December 9, 2008, the Compensation Committee of the Company also determined to award Mr. Sabra and Mr. McKenna 15,000 shares and 6,000 shares, respectively, of restricted stock pursuant to the Company’s 2007 Equity Incentive Plan. These awards shall vest in equal amounts over three years commencing on the first anniversary of the grant date, which shall be the second business day after release of  results of operations for the fiscal year ended September 30, 2008, and shall have a grant price per share as of the close of trading on the grant date.  Results of operations for Fiscal 2008 were released on December 15, 2008.

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Item 8.01 OTHER EVENTS

On Tuesday, December 9, 2008, the Compensation Committee of the Board of Directors of the Company determined to reduce directors’ fees for participation in telephonic meetings of the Board and Committees of the Board to $500.00 per meeting from $2,000.00 per meeting, subject to certain exceptions for meetings on specified matters as the Compensation Committee may, from time to time, determine.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1            Press release issued on December 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forward Industries Inc.,

By:

/s/ Douglas W. Sabra

_______________________________________

Name Douglas W. Sabra

Title: Chief Executive Officer

Dated: December 16, 2008

EXHIBIT INDEX

Exhibit No.            Description

Exhibit 99.1            Press release issued by the Company on December 15, 2008